Exhibit 10.14

AMENDMENT #2
Dated June 13, 2010
to:
that certain AGREEMENT FOR THE PROVISION OF A LOAN FACILITY OF UP TO US$ 1,500,000 dated as of May 13, 2008, (the "Loan Agreement"), as amended on November 30, 2009 (the "First Loan Amendment") between Kreos Capital III Limited, a company with limited liability incorporated in Jersey under registered number 05981165 whose registered office is at 47 Esplanade, St Helier, Jersey (the “Lender”, which expression shall include its successors and assigns), and WhiteSmoke Israel Ltd., a company incorporated in Israel under registered number 513410910 whose registered office is at Kehilat Saloniki 11 Tel-Aviv 69513, Israel (“WhiteSmoke Ltd.”) and WhiteSmoke Inc., a Delaware corporation and the parent of WhiteSmoke Ltd., whose registered office is at 501 Silverside Road, Suite 105 Wilmington DE 19809, U.S.A (“WhiteSmoke Inc.” and together with WhiteSmoke Ltd., the “Borrower”, which expression shall include their respective successors and assigns).

WHEREAS:

A.           The parties to this Amendment (the "Parties") have entered into the Loan Agreement and the First Loan Amendment; and

B.           The parties wish to amend certain terms of the First Loan Amendment as more fully set forth herein.

Now, therefore, in consideration of the mutual promises and covenants set forth herein, the parties hereby agree as follows:

1.	Unless otherwise defined herein, capitalized terms used in this Amendment shall have the meaning ascribed to them under the Loan Agreement and the First Loan Amendment.

2.	Section 4.2 to the First Loan Amendment shall be deleted and replaced with the following:

"Notwithstanding anything to the contrary in this Section 4, in the event that a M&A Transaction (as defined in the Distribution Agreement) occurs before October 15, 2010 or such other later date approved as the conversion date of the convertible loan granted by the Company's shareholders participating in the Convertible Loan Agreement dated June 2010 (the "2010 Convertible Loan Agreement"), the Borrower shall pay the Lender only the principal amount outstanding under the Loan at the time of the closing of such M&A Transaction, plus a one time fee in the amount of US $500,000 (as further detailed in the Distribution Agreement)."

3.	Section 8.1.11 of the Loan Agreement shall be deleted and replaced with the following:

"8.1.1 In the event that the Borrower does not receive an aggregate amount of at least $500,000 in loans pursuant to the 2010 Convertible Loan Agreement on the dates specified in Section 1.3 of the 2010 Convertible Loan Agreement (as in effect on the date hereof)."

4.
Effective as of June 1, 2010, instead of the repayment of the outstanding loan (principal and interest accrued thereon) according to the repayment schedule set forth in the First Loan Amendment, the Borrower shall repay the outstanding Loan (principal and interest accrued thereon) according to the repayment schedule attached hereto as Exhibit A (the "New Repayment Schedule").  Each payment under the New Repayment Schedule shall be made on the first Business Day of each calendar month.

5.
The Borrower shall bear the reasonable costs and expenses incurred by the Lender in connection with the negotiation and execution of this Amendment up to a maximum amount of US $ 1,500 (one thousand five hundred US Dollar), plus VAT.

6.	All other terms and conditions of the Loan Agreement and First Loan Amendment shall remain without change.

7.
This Amendment shall be deemed for all intents and purposes as an integral part of the Loan Agreement.  The Loan Agreement, the First Loan Amendment and this Amendment, together with the Security Documents and all ancillary documents thereunder, constitute the entire agreement of the parties hereto with respect to the subject mailer hereof and supersede all prior agreements and undertakings, both written and oral, between the parties hereto with respect to the subject matter hereof.  Any reference to the Loan Agreement in any of the Security Documents shall be deemed to refer to the Loan Agreement as amended by the First Loan Amendment and by this Amendment.  In the event of any contradiction between the terms of the Loan Agreement and the First Loan Amendment and the terms of this Amendment, the terms of this Amendment shall prevail.

8.
This Amendment is subject to the execution and effectiveness of the 2010 Convertible Loan Agreement and the delivery to the Company of the first installment due thereunder no later than June 30, 2010.  If the first installment will not be delivered within the said time frame this Amendment will be considered void and the Loan Agreement, as amended by the First Loan Amendment, shall remain as in effect prior to the date hereof.

9.
This Amendment may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date set forth above.

BORROWER
Signed for and on behalf of
WHITESMOKE ISRAEL LTD.
Authorized Signatory
Name:	/s/ Hilla Ovil-Brenner
Title:	CEO

Signed
For and on behalf of
WHITESMOKE INC.
Authorized Signatory
Name:	/s/ Hilla Ovil-Brenner
Title:	CEO

LENDER
Signed

For and on behalf of

KREOS CAPITAL III LIMITED

Authorized Signatory

Name:

Title:

Exhibit A

Repayment Schedule

Repayment Date	Repayment Amount
1-Jun-10	$10,000.00
1-Jul-10	$10,000.00
1-Aug-10	$25,000.00
1-Sep-10	$125,000.00
1-Oct-10	$25,000.00
1-Nov-10	$25,000.00
1-Dec-10	$25,000.00
1-Jan-11	$50,000.00
1-Feb-11	$50,000.00
1-Mar-11	$50,000.00
1-Apr-11	$50,000.00
1-May-11	$50,000.00
1-Jun-11	$85,000.00
1-Jul-11	$85,000.00
1-Aug-11	$85,000.00
1-Sep-11	$85,000.00
1-Oct-11	$85,000.00
1-Nov-11	$85,000.00
1-Dec-11	$85,000.00
1-Jan-12	$85,000.00
1-Feb-12	$85,000.00
1-Mar-12	$85,000.00
1-Apr-12	$85,000.00
1-May-12	$85,000.00

IN WITNESS WHEREOF, the undersigned have executed this AMENDMENT as of the date set forth above.

BORROWER

Signed

For and on behalf of

WHITESMOKE ISRAEL LTD.

Authorized Signatory

Name:

Title:

Signed

For and on behalf of

WHITESMOKE INC.

Authorized Signatory

Name:

Title:

LENDER

Signed

For and on behalf of

KREOS CAPITAL III LIMITED

Authorized Signatory

Name:	/s/ Kreos Capital III Limited_

Title:

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